UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2015

Home BancShares, Inc.
(Exact name of registrant as specified in its charter)

Arkansas
(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 328-4770
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(X)	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 17, 2015, Home BancShares, Inc., an Arkansas corporation (“Home”) issued a press release announcing the signing of a definitive agreement (the “Definitive Agreement”) under which Home will acquire Florida Business BancGroup, Inc. (“FBBI”) and its bank subsidiary, Bay Cities Bank, headquartered in Tampa, Florida (the “Acquisition”).  Copies of the press release announcing the transaction and certain additional information regarding the Acquisition are attached as Exhibits 99.1 and 99.2 to this Current Report.

Item 8.01 Other Events

The information set forth in Item 7.01 and Exhibits 99.1 and 99.2 is incorporated herein by reference.

Additional Information about the Acquisition and Where to Find It

In connection with the Acquisition, Home intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of FBBI in connection with the transaction.  The Registration Statement will include a Proxy Statement of FBBI and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving the Home and FBBI.  INVESTORS AND SECURITY HOLDERS OF FBBI ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the Securities and Exchange Commission (the “SEC”) on the SEC’s website at http://www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Brian Davis, by telephone at (501) 328-4770.

Cautionary Note Regarding Forward-Looking Statements

This Current Report may contain forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction involving Home and FBBI, including future financial and operating results, the combined company’s plans, objectives, expectations, goals and outlook for the future. Statements in this Current Report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Home’s stock price before closing, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and FBBI operate; (iv) the ability to promptly and effectively integrate the businesses of Home and FBBI; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on acquisition-related issues. Additional information on factors that might affect Home’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

Item 9.01 Financial Statements and Exhibits

 (d)  Exhibits

99.1  Press Release:  Home BancShares, Inc. and Florida Business BancGroup, Inc. Announce Signing of Definitive Agreement.

99.2  Supplemental materials to Press Release dated June 17, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)
Date: June 17, 2015	/s/ Brian Davis
Brian Davis Chief Accounting Officer